UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2008
QuikByte Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-52228	33-0344842

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137
(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 573-4112
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     On October 27, 2008, QuikByte Software, Inc., a Colorado corporation (the “Company”), dismissed Jaspers + Hall, PC (“Jaspers”), as its independent registered certified public accounting firm after the Company learned that the Public Company Accounting Oversight Board had revoked the registration of Jaspers. The dismissal of Jaspers was made upon the recommendation and approval of the Company’s Board of Directors. Neither of Jaspers’ reports on the Company’s financial statements for each of the past two fiscal years, ended December 31, 2007 and 2006, contained any adverse opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) Jaspers’ report for the fiscal year ended December 31, 2007 noted that the Company’s accumulated deficit from operations and its difficulties in maintaining sufficient working capital raise substantial doubt about its ability to continue as a going concern and (ii) Jaspers’ report for the fiscal year ended December 31, 2006 noted that the Company’s ability to continue as a going concern was dependant upon its ability to generate sufficient cash flows to meet its obligations and sustain its operations. During the period beginning January 1, 2006 through the date of dismissal, the Company has not had any disagreements with Jaspers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
     On October 27, 2008, the Company appointed Pender Newkirk & Company LLP (“PNC”) as its independent registered certified public accounting firm. During the Company’s fiscal years ended December 31, 2007 and 2006 and the subsequent interim period from January 1, 2008 through October 27, 2008, neither the Company nor anyone acting on its behalf consulted with PNC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).
     The Company has provided Jaspers with a copy of the foregoing disclosures in response to Item 304(a) of Regulation S-K, which are set forth in this Item 4.01, and has requested Jaspers to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements contained in this Item 4.01. A copy of Jaspers’ letter to the Commission, dated October 28, 2008, is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.
     (d)          The following exhibits are furnished herewith:

Exhibit No.	Description

16.1	Letter, dated October 28, 2008, from Jaspers + Hall, PC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuikByte Software, Inc.
Date: October 31, 2008	By:	/s/ Glenn L. Halpryn
		Name:	Glenn L. Halpryn
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated October 28, 2008, from Jaspers + Hall, PC.

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